UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 12, 2006

WPS Resources Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-11337	39-1775292
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001
(Address of principal executive offices, including zip code)

(920) 433-1727
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

        On July 12, 2006, WPS Resources Corporation and Peoples Energy Corporation announced that they would webcast a presentation on the proposed combination of the two companies, which was announced on July 10, 2006. The presentation is scheduled for July 12, 2006, at 11:00 a.m. Central Time (12:00 noon Eastern Time). The content of the formal presentation will be the same as the conference call held on July 10, 2006, at 9:00 a.m. Central Time (10:00 a.m. Eastern Time). A question and answer session will follow the presentation. The press release is attached as exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

99.1	Press Release dated July 12, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION
Date: July 12, 2006	By: /s/ Barth J. Wolf
Barth J. Wolf
Secretary and
Manager-Legal Services

WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K Dated July 12, 2006

Exhibits

99.1	Press Release dated July 12, 2006.